SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 18, 2013

NEDAK Ethanol, LLC
(Exact Name of registrant as specified in its charter)

NEBRASKA	333-130343	20-0568230
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska		68713
(Address of Principal Executive Offices)		(Zip Code)

(402) 925-5570
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously disclosed, NEDAK Ethanol, LLC (the “Company”) is in default under its loan agreements with both its senior lender, AgCountry Farm Credit Services, FLCA (the “Senior Lender”), and its tax increment financing lender, Arbor Bank (the “TIF Lender”) and both the Senior Lender and the TIF lender have accelerated the repayment of all amounts due under the respective loan agreements and informed the Company that they intend to exercise their remedies under the respective loan agreements and take such actions as deemed necessary or desirable to protect their interest in the collateral which includes all or substantially all of the assets of the Company.

As previously disclosed, the trustee for the Senior Lender has exercised its right to foreclose on the trust property pursuant to  the Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement, as amended (the “Deed of Trust”) which secures the indebtedness under the Senior Lender loan documents and has initiated foreclosure proceedings to sell the trust property at a sheriff’s sale scheduled for 2:00 p.m. on January 22, 2013 inside the front door of the Holt County Courthouse in O’Neil, Nebraska.

In addition, the Senior Lender has served the Company with a Notice of Public Sale - Personal Property Collateral (the “Notice of Public Sale”) relating to certain property of the Company pledged by the Company to the Senior Lender under one or more security agreements, including, without limitation, the Security Agreement dated February 14, 2007 between the Company and the Senior Lender.  The property to be sold includes all personal and fixture property, including, without limitation, inventory, equipment, instruments (including notes), letter-of-credit rights, deposit accounts, securities and other investment property, commercial tort claims, contract rights or rights to the payment of money, and all general intangibles, including, without limitation, patents, trademarks, trade names, copyrights, software, customer lists, goodwill, leases, leasehold interests, license, permits and agreements of any kind or nature whatsoever (collectively, the “Personal Property Collateral”).  A full list of the Personal Property Collateral to be sold is set forth on the Notice of Public Sale – Personal Property Collateral attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.   The public sale is scheduled for 2:00 p.m. on January 22, 2013 inside the front door of the Holt County Courthouse in O’Neil, Nebraska.

The foregoing description of the Notice of Public Sale does not purport to be complete and is qualified in its entirety by reference to the full text of the document attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company expects that upon completion of the foreclosure proceedings described above, there will not be any monies or assets available to distribute to its members or creditors other than the Senior Lender and that the Company will not be in a position to resume operations.

FORWARD-LOOKING STATEMENTS - This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In particular, statements by the Company regarding the foreclosure proceedings and the assets remaining, if any, upon completion of the foreclosure proceedings, as well as other statements of the Company’s expectations, anticipations, beliefs, plans, intentions, targets, estimates or projections and similar expressions relating to the future, are forward-looking statements within the meaning of these laws. Forward-looking statements in some cases can be identified by their being preceded by, followed by or containing words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” and other similar expressions. Forward-looking statements are based on assumptions and assessments made by the Company’s management based on current expectations and assumptions, historical trends, current conditions, expected future developments and other factors management believes to be appropriate. Any forward-looking statements are not guarantees of the Company’s future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this Form 8-K. Except as otherwise required by law, the Company is not under any obligation, and expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Notice of Public Sale – Personal Property Collateral from AgCountry Farm Credit Services, FLCA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEDAK ETHANOL, LLC

Date: January 18, 2013	By:	/s/ Jerome Fagerland
Jerome Fagerland
President and General Manager

Exhibit Index

Exhibit Number	Description
99.1	Notice of Public Sale – Personal Property Collateral from AgCountry Farm Credit Services, FLCA